Exhibit 32.1

                  CERTIFICATION PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002
                              PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Owen Dukes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002, that the Quarterly Report of Propalms, Incorporated on Form 10QSB/A for the quarterly period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Propalms, Inc.


September 22, 2008                          /s/  Owen Dukes
                                            -----------------------------------
                                                 Owen Dukes, CEO